Exhibit 99.2

Third Quarter 2007 Earnings Conference Call October 25, 2007

Table of Contents Presenters Patrick J. Moore, Chairman and Chief Executive Officer Steven J. Klinger, President and Chief Operating Officer Charles A. Hinrichs, Senior Vice President and Chief Financial Officer Agenda Earnings summary Operations review Financial review Q&A

3Q 07 Earnings Summary $0.11 Adjusted Net Income Per Share ($0.38) $0.11 $0.09 $0.38 $0.03 ($0.01) ($0.50) ($0.40) ($0.30) ($0.20) ($0.10) $0.00 $0.10 $0.20 Net Loss Per Diluted Share Asset Sale FX Restructuring Pension Change Adjusted Net Income Per Diluted Share

3Q 07 Earnings Summary Continued Earnings Improvement ($ in Millions, Except Per Share Data) Earnings nearly double sequentially Continued earnings improvement YTD Price improvement Higher average prices across all products Excellent mill production Incremental initiative benefits $302 million benefits program-to-date Adjusted Net Income Per Diluted Share $0.06 $0.11 $0.12 ($0.09) ($0.15) ($0.10) ($0.05) $0.00 $0.05 $0.10 $0.15 3Q 06 1Q 07 2Q 07 3Q 07

Evolving market Near term economic challenges Continued weak US dollar Strong containerboard exports Strategy in action Mill realignment Streamlined sales organization Improving financial returns $328 debt reduction Initiative capital investment; other asset sales 3Q 07 Earnings Summary Evolving Market and Strategy ($ in Millions)

Operations Review Solid Execution Improves Operating Performance ($ in Millions) Segment Operating Profits Operating profits up $20 from 2Q 07 Year over year impacted by inflation Record mill production Historically low 3Q containerboard inventory Inventory levels flat sequentially Higher prices across all major products Domestic liner up 1.6% sequentially Box prices up year over year and sequentially Per day box volume down 8% Y/Y 5.3%: closures/exiting unprofitable accts Initiative benefits * $198 $182 $102 $162 $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 3Q 06 1Q 07 2Q 07 3Q 07

Operations Review Strategic Initiatives Remain On Track ($ in Millions) Completed next step of mill realignment Seminole machine restarted in July Flexibility to produce medium or recycled liner Brewton sold for $355 Exit carton SBS; leverage mill system flexibility; de-lever Improving box plant productivity 2 closures announced 3Q 07; focus on capital $155 capital investment since 2005 Reducing cost to serve customers Trailer utilization up 11% YTD Warehouses down 10%YTD Headcount reduction 450 3Q 07; 1,550 YTD; 5,150 program-to-date Cumulative Converting Plant Closures 0 5 10 15 20 25 30 4Q 05 1Q 06 2Q 06 3Q 06 4Q 06 1Q 07 2Q 07 3Q 07

Financial Review Improved EBITDA & Incremental Initiative Benefits ($ in Millions) Note: Initiative benefits are illustrated net of execution and transitional costs (materials, maintenance, etc.) Initiative cost baseline = YTD 3Q 05 actual costs annualized . $18 Improved Adjusted EBITDA Strategic Initiatives Benefit vs. 2005 Baseline 2006 2007 $20 $36 Production $9 Maintenance $9 Fiber $6 Freight $5 Benefits $14 $9 $86 $420 $117 $99 $302 $243 $240 $0 $100 $200 $300 $400 $500 $600 1Q 2Q 3Q 4Q Total Quarterly Benefits Annual Cumulative Benefits Annual Target $206 $217 $150 $200 $250 2Q 07 Price Timing Initiatives Inflation & Other 3Q 07

Financial Review Other Financial Matters ($ in Millions) Other expense up $67 from 2Q 07 $65 pre-tax loss on Brewton sale after $146 goodwill write-off Brewton mill sale Reduce debt $322 & annual interest expense $23 $0.02 net quarterly EPS dilution before capital spending Reported debt @ 9/30/07: $3,406 $460 off-balance sheet debt; $345 revolving credit availability Capital expenditures: $97 in 3Q 07 $24 in proceeds from ‘other asset sales’ Freeze salaried pension plan 1/1/09 Replaced with augmented 401K plan $15+ net reduction in pension & 401K expense by 2009

Financial Review Business Outlook Factors affecting sequential earnings trends Additional maintenance downtime of 30-40K tons ($0.04-0.05/sh impact) 8-10% increase in energy usage ($0.03-0.04/sh impact) Brewton mill sale ($0.02/sh impact) Inflationary cost pressures ($0.02-0.03/sh impact) Higher average price realization (mix & announced price increases) 4Q 07 Profits Down Slightly Due to Seasonal Factors Earnings Rebound Starting 1Q 08

Conclusion Smurfit-Stone’s Goal is to be the Safest & Most Profitable Company in its Industry Continuous improvement Executing strategy Improving financial performance Balance sheet improvement Positive momentum Announced containerboard and box price increases taking hold Strategic initiative program on track

Q&A Safe Harbor This presentation contains statements relating to future results, which are forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to changes in general economic conditions, pricing pressures in key product lines, seasonality and higher recycled fiber and energy costs, as well as other risks and uncertainties described in the company’s Annual Report on Form 10-K for the year ended December 31, 2006, as updated from time to time in the company’s Securities and Exchange Commission filings. Statements Relating to Non-U.S. GAAP Financial Measures During the course of this presentation, certain non-U.S. GAAP financial information will be presented. A reconciliation of that information to U.S. GAAP financial measures and additional disclosure regarding our use of non-GAAP financial measures are included in the company’s third quarter 2007 earnings press release available on the company’s website at www.smurfit-stone.com Investor Relations Contacts John Haudrich (314) 656-5375 Brian Peura (314) 656-5696

Appendix

Appendix A Other Expense ($ in Millions) Other Expense 1Q 2Q 3Q Year-To-Date 1Q 2Q 3Q 4Q Total Loss (gain) on sale of fixed assets - $ - $ 64 $ 64 $ (23) $ (1) $ - $ - $ (24) $ Loss on early extinguishment of debt 23 5 1 29 - 28 - - 28 Foreign currency translation (gain) loss 5 20 22 47 (2) 14 - (13) (1) Restructuring charges. 24 10 11 45 9 13 13 8 43 52 35 34 121 7 55 13 (5) 70 Energy/hedge (1) 2 (1) - 8 6 8 (3) 19 Other 19 10 17 46 14 11 14 10 49 Other, net 18 12 16 46 22 17 22 7 68 Other expense. 70 $ 47 $ 114 $ 231 $ 6 $ 71 $ 35 $ 2 $ 114 $ 2007 2006

Appendix B Strategic Initiative Measures Measure 3Q 07 Cum. Mill closures - 4 Rollstock inventory reductions - 22% Plant closures - 26 Headcount reduction (excluding sale of Consumer & Brewton) 450/2% 5,150/20%